UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2012

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 8, 2012, the Board of Directors of Xerium Technologies, Inc. (the “Company”) adopted a new executive compensation arrangement, which is described below.

2012 – 2014 Executive Long-Term Incentive Plan

The Board approved the 2012 – 2014 Executive Long-Term Incentive Plan (the “2012 – 2014 Executive LTIP”) under the 2010 Equity Incentive Plan. Awards under the 2012 – 2014 Executive LTIP are both time-based and performance-based. A specific target share award is set for each participant in the 2012 – 2014 Executive LTIP. Awards will be paid in the form of restricted stock units or shares of common stock of the Company, as described below.

Time-based awards, 50% of the total target award, will be granted in the form of time-based restricted stock units under the Company’s 2010 Equity Incentive Plan vesting in equal installments on March 31, 2013, March 31, 2014, and March 31, 2015, and will be converted into shares of common stock as they vest.

Performance-based awards, 50% of the total award, will be determined based on the Company’s performance against a three-year cumulative Adjusted EBITDA metric. The Adjusted EBITDA metric will be adjusted for currency fluctuations during the term of the 2012 – 2014 Executive LTIP. The 2012 – 2014 Executive LTIP performance-based awards will convert into shares of the Company’s common stock and be paid after the close of the three-year performance period. The amount of the payment will be based on a sliding scale ranging from 50% if the metric is achieved at 85% of the target up to 200% if the metric is achieved at or above 115% of the target.

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01, together with the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On May 9, 2012, the Company conducted a conference call regarding its financial results for the quarter ended March 31, 2012. A transcript of the earnings conference call is furnished as Exhibit 99.1 to this Form 8-K. The transcript includes bracketed language as clarification or to correct inadvertent errors in the information provided on the call.

The Company discussed a presentation on the earnings conference call, which was furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and is incorporated herein by reference as Exhibit 99.2. The Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 8, 2012, is incorporated herein by reference as Exhibit 99.3. Reconciliations of non-GAAP financial measures discussed on the earnings conference call and in the presentation, which were furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on May 8, 2012, are incorporated herein by reference as Exhibit 99.4.

The transcript of the earnings conference call contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached press release, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended December 31, 2011 and subsequent filings. Any forward-looking statements included in the transcript are as of May 9, 2012 and the Company does not intend to update them if its views later change, except as may be required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 9, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Transcript of earnings conference call relating to financial results for the quarter ended March 31, 2012, held on May 9, 2012.

99.2	Supplemental presentation of selected data for the earnings conference call on May 9, 2012 (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).

99.3	Press Release dated May 8, 2012 relating to financial results for the quarter ended March 31, 2011 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: May 14, 2012	By:	/s/ Clifford E. Pietrafitta
	Name:	Clifford E. Pietrafitta
	Title:	Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of earnings conference call relating to financial results for the quarter ended March 31, 2012, held on May 9, 2012.

99.2	Supplemental presentation of selected data for the earnings conference call on May 9, 2012 (furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).

99.3	Press Release dated May 8, 2012 relating to financial results for the quarter ended March 31, 2011 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).

99.4	Supplemental reconciliations of non-GAAP information (furnished as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed on May 8, 2012 and incorporated herein by reference).